UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2005

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Ludlow Street, Stamford, Connecticut 06902
(Address of principal executive offices)

Registrant's telephone number, including area code: 203-425-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Effective December 31, 2005, the Employee Agreement of Keith Jamaitis with NYFIX, Inc. (the “Company”) terminated. Beginning January 1, 2006, the Company is paying Mr. Jamaitis severance pay equal to 16 weeks of his base salary and is paying for 16 weeks of continued medical and dental coverage for Mr. Jamaitis and his family. The Company is negotiating additional severance payments to Mr. Jamaitis in exchange for certain commitments on his part.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Brian Bellardo
Name: Brian Bellardo
Title: Secretary

Dated: January 6, 2006

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